Home Office: Harrison, NY Administrative Office: 6400 C Street SW Cedar Rapids, IA 52499

VIA EDGAR

Securities and Exchange Commission

100 F Street NE

Washington, D.C. 20549

Re:	ML of New York Variable Annuity Separate Account B, SEC File No. 811-06547 (the “Registrant”)
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Financial Life Insurance Company (the “Company”) on behalf of the Registrant, recently transmitted (or will transmit) to its policyholders the annual/semi-annual reports for the underlying management investment companies listed below (the “Portfolio Companies”). This filing incorporates by reference the reports of the following Portfolio Companies as required by Rule 30b2-1 under the Act:

PORTFOLIO COMPANY	SEC FILE NO.
AB Variable Products Series Fund, Inc.	811-05398
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
American Century Variable Portfolios, Inc.	811-05188
BlackRock Variable Series Funds, Inc.	811-03290
BlackRock Variable Series Funds II, Inc.	811-23346
Davis Variable Account Fund, Inc.	811-09293
Federated Hermes Insurance Series	811-08042
MFS® Variable Insurance Trust	811-08326
PIMCO Variable Insurance Trust	811-08399
Transamerica Series Trust	811-04419

Some of the options included in the Portfolio Companies’ reports may not be available under every Policy offered by the Registrant.

If you have any questions regarding this filing, please contact me at (720)488-7884.

Sincerely,

/s/Brian G. Stallworth
Brian G. Stallworth Esq.
Transamerica Financial Life Insurance Company